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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                  JUNE 3, 2004
                Date of Report (Date of earliest event reported)




                              DATAWATCH CORPORATION
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             (Exact name of registrant as specified in its charter)




          DELAWARE                 000-19960                   02-0405716
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(State or other jurisdiction      (Commission               (I.R.S. Employer
     of incorporation)            File Number)              Identification No.)



                           175 CABOT STREET, SUITE 503
                              LOWELL, MASSACHUSETTS             01854
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                    (Address of principal executive offices) (Zip Code)



       Registrant's telephone number, including area code: (978) 441-2200



                                 Not Applicable
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         (Former name or former address, if changed since last report.)



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ITEM 5.   OTHER EVENTS AND REQUIRED FD DISCLOSURE.
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          Kevin Morano has resigned from the Board of Directors of Datawatch
Corporation. Mr. Morano, who had been a Director since October 2002, resigned for personal reasons.




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                                   SIGNATURES
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          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                             DATAWATCH CORPORATION


June 3, 2004                                 By: /s/ Robert W. Hagger
                                                 ------------------------------
                                             Name:   Robert W. Hagger
                                             Title:  President, Chief Executive
                                                     Officer and Director